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                                                                 EXHIBIT 10.17.1

                                FIRST AMENDMENT
                       TO POOLING AND SERVICING AGREEMENT


       This First Amendment (the "Amendment"), dated as of October 7, 1993, by and between RI Receivables, Inc., a Delaware corporation ("Transferor"), Rohr, Inc., a Delaware corporation ("Rohr"), and Bankers Trust Company, a New York State banking corporation as Trustee (the "Trustee"), amends that certain Pooling and Servicing Agreement (the "Agreement") dated as of December 23, 1992 among the Transferor, Rohr and the Trustee. Capitalized terms used in this Amendment and not defined herein shall have the respective meaning ascribed to them in the Agreement.

       The parties hereto agree as follows:

     1.  Amendment to Agreement.  The Agreement is amended, effective as of the
         ----------------------
date hereof, as follows:

          (a) The definition of "Cure Period" contained in Section 1.01 of the
                                 -----------
Agreement is amended by adding the following to the end of the last sentence thereof:

               unless (A) the Transferor shall have provided written notice to the Trustee and to each Investor Certificateholder that it intends to deposit Cure Funds into the Reserve Fund which will increase the aggregate amount of Cure Funds held in the Reserve Fund to more than 20% of the Invested Amount, and (B) no Investor Certificateholder shall have provided written notice of objection to such deposit or deposits to the Transferor and the Trustee on or prior to 3:00 p.m. (New York City time) on the second Business Day after the day such Investor Certificateholder received the written notice from the Transferor.

          (b) The second paragraph of Section 4.03 of the Agreement is amended to read as follows:

                    In the case of Cure Funds held in the Reserve Fund from time to time, the Trustee shall release all or a portion of such Cure

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               Funds to the Transferor on any Business Day specified by the
               Transferor if, but only if, the Transferor shall deliver to the Trustee a written request for such release, substantially in the form of Exhibit G hereto, at least two Business Days prior to such specified Business Day and on such specified Business Day the Trustee shall not have received written notice that any Partial Amortization Period or Amortization Period shall have commenced and be continuing or would commence after giving effect to such release.

               (c) A new Exhibit G is added to the Agreement, to read in the form of Exhibit G to this Amendment.

     2.  Waiver of Requirement to Reduce Invested Amount.  The Trustee and the
         -----------------------------------------------
undersigned Investor Certificateholders hereby agree that Rohr, as Servicer, need not deposit any portion of the Collections received from August 2, 1993 through August 16, 1993 to the Trustee's Account for payment to the Investor Certificateholders to reduce the Invested Amount.

     3.   Waiver of Requirement to Provide Notice of Amendment.  The Trustee
          ----------------------------------------------------
need not furnish written notification of the substance of this Amendment to the Investor Certificateholders pursuant to Section 13.01(c) of the Agreement.

     4.  Effectiveness.  This First Amendment shall become effective as of the
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date on which it has been executed by each of Rohr, Transferor and Trustee, and has received the consent of the Investor Certificateholders: The Prudential Insurance Company of America, John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company.

     5.  Costs and Expenses.  Rohr agrees to pay on demand all costs and
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expenses of the Trustee and the Investor Certificateholders in connection with the preparation, execution and delivery of this First Amendment.

     6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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     7.  Counterparts.  This Amendment may be executed in one or more
         ------------
counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which when taken together shall constitute the same instrument.

     IN WITNESS WHEREOF, the Transferor, Rohr and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    RI RECEIVABLES, INC.


                                    By:    /s/ R. M. Miller
                                           --------------------------------

                                    Name:  R. M. Miller
                                           --------------------------------

                                    Title: President and Treasurer
                                           --------------------------------


                                    ROHR, INC.


                                    By:    /s/ R. W. Madsen
                                           --------------------------------

                                    Name:  R. W. Madsen
                                           --------------------------------

                                    Title: Vice President
                                           --------------------------------



                                    BANKERS TRUST COMPANY, Trustee


                                    By:    /s/ Elizabeth Robinson
                                           --------------------------------

                                    Name:  Elizabeth Robinson
                                           --------------------------------

                                    Title: Assistant Treasurer
                                           --------------------------------

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           The undersigned, constituting all of the Investor Certificateholders, hereby consent to the foregoing Amendment.



                                    THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA


                                    By:    /s/ Kevin Lalor
                                           --------------------------------

                                    Name:  Kevin Lalor
                                           --------------------------------

                                    Title: Vice President
                                           --------------------------------



                                    JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY


                                    By:
                                           --------------------------------

                                    Name:
                                           --------------------------------

                                    Title:
                                           --------------------------------



                                    JOHN HANCOCK VARIABLE LIFE
                                    INSURANCE COMPANY


                                    By:
                                           --------------------------------

                                    Name:
                                           --------------------------------

                                    Title:
                                           --------------------------------

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